CONSULTING AGREEMENT

         The CONSULTING AGREEMENT, made as of February 28, 2002, by and between Stanford Venture Capital Holdings, Inc. ("Consultant") and Intercallnet, Inc. (the "Company").



                                   WITNESSETH


         WHEREAS, the Company desires to retain Consultant to render certain consulting and advisory services; and

         WHEREAS, Consultant is willing to perform such consulting services on the terms and conditions herein contained;

         NOW, THEREFORE, in consideration of the premises herein and other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


1.       ENGAGEMENT

         The Company hereby engages Consultant, and Consultant hereby accepts such engagement, as its nonexclusive consultant to render the consulting services set forth below, as requested by the Company and in furtherance of the business goals of the Company.


2.       CONSULTANT DUTIES

         Consultant shall, at the request of the Company, provide financial consulting and advisory services, including, but not necessarily limited to, the following: (a) organization and operation of the Company's operations in Antigua, (b) advice concerning alternative capital structures and additional funding requirements, (c) advice concerning listing requirements and employment of financial public relations specialists and (d) advice concerning strategic transactions that the Company may consider from time to time. Consultant may also provide additional services at the request of the Company upon terms and conditions to be mutually agreed upon by the parties at the time of any such additional engagement. Consultant agrees to provide the aforesaid consulting services and to faithfully and industriously undertake the performance of such consulting services at the direction of the Company and to the best of its ability, experience and talents perform all of those duties that may be required of Consultant pursuant to the express and implicit terms of this Agreement, and to the reasonable satisfaction of the Company. Consultant may not use at any

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time the name or logo of, or refer to the Company, directly or indirectly, in any advertisement, sales presentation, news release, report or other publication or presentation without the Company's prior written approval.


3.       TERM

         The term of this Agreement during which such consulting services shall be provided hereunder shall commence on the date hereof and continue for a period of thirty-six (36) months.


4.       COMPENSATION

         As full compensation for Consultant's services hereunder, the Company shall pay Consultant a fee of $50,000 for each year of the term, payable quarterly in advance in the amount of $12,500, commencing on the date hereof. Consultant shall also receive or be reimbursed for its reasonable travel and other expenses directly related to its agreed upon activities in the course of performing its consulting services but only if such expenses have been incurred with the Company's prior approval. Consultant shall include documentation to the degree required for the Company's accounting needs.


5.       CONFIDENTIAL INFORMATION

         The Company agrees to promptly provide and fully disclose to Consultant any and all information regarding the Company which Consultant reasonably deems pertinent to its engagement hereunder.

         Consultant hereby covenants and agrees with the Company to carefully guard and keep confidential (i) any and all reports, materials and information furnished by Consultant to the Company under this Agreement, (ii) all information concerning the financial, business, business prospects and any other affairs of the Company or its affiliated companies of which Consultant shall at any time become possessed and (iii) the provisions of this Agreement. Consultant will not during or after the term of this Agreement disclose any such information to any person, firm or corporation, or use such information for any purpose other than for the benefit of the Company and with its full knowledge and consent. The provisions of this paragraph shall not apply to any information:

         (a) which was in Consultant's possession prior to Consultant's first receipt of the same directly or indirectly from The Company;

         (b) which is now or hereafter becomes part of the public domain through no act or failure to act on Consultant's part; or
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         (c)      which was heretofore or is hereafter furnished to Consultant by others who did not receive same from the Company as a matter of right without restriction on disclosure.

         Consultant acknowledges that the Company has advised it that the Company does not desire to acquire from Consultant any secret or confidential know-how or information which Consultant may have acquired from others. Accordingly, Consultant represents and warrants that it is free to divulge to the Company, without any obligation to, or violation of any right of, others, any and all information, practices or techniques which Consultant will describe, demonstrate, divulge or in any other manner make known to the Company during the performance of its services hereunder.

         All records, notes, papers, sketches, drawings, reports, customer lists, summaries or abstracts, or any other documentation, regardless of the medium employed, regarding or relating to the Company's businesses, any contemplated future business prospect of the Company or its services and/or trade secrets which may be in Consultant's possession or to which it may have had access shall be and remain the exclusive property of the Company.


6.       CONSULTANT STATUS

         Each of the Company and Consultant acknowledges that Consultant is providing services hereunder as an independent contractor. Accordingly, Consultant agrees that any taxes associated with the performance of its services hereunder shall be its sole responsibility. Consultant further agrees that nothing herein shall create a relationship of partners or joint ventures between Consultant and the Company and, except as otherwise set forth herein, nothing herein shall be deemed to authorized Consultant to obligate or bind the Company to any obligation without the prior written consent of the Company in each instance.


7.       INDEMNIFICATION

         Each party (an "Indemnifying Party") hereby agrees to indemnify and hold the other party and its respective affiliates, directors, officers, employees and agents (collectively, the "Indemnified Parties") harmless from, and to reimburse each of the Indemnified Parties for, any loss, damage, deficiency, claim, obligation, suit, action, fee, cost or expense of any nature whatsoever (including, but not limited to, reasonable attorney's fees and costs) arising out of, based upon or resulting from (i) the acts or omissions of the Indemnifying Party in connection with any matter conducted under this Agreement or (ii) the breach by the Indemnifying Party of any of its obligations under this Agreement.

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8.       ASSIGNMENT

         Consultant shall not have the right to assign, sell, pledge, or dispose of in any way this Agreement or its rights and obligations hereunder without, and then only in accordance with, the Company's prior written consent.


9.       TERMINATION OF AGREEMENT

         The termination of this Agreement for any reason, whether initiated by Consultant or by the Company, shall not release Consultant or the Company, as the case may be, from their respective covenants and obligations under this Agreement which by their terms continue beyond such termination, including, without limitation, Consultant's covenants and obligations under Sections 5 and the Company's obligations under Section 4.


10.      SOLE AGREEMENT

         This Agreement contains the complete agreement concerning the arrangement between the parties. The parties stipulate that neither has made any representation with respect to the subject matter of this Agreement or the execution and delivery hereof or any other representations except such representations as are specifically set forth herein, and each of the parties hereto acknowledges that he or it has relied on its own judgment in entering into this Agreement.


11.      WAIVER OR AMENDMENT

         No waiver, amendment or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver, amendment or modification shall be offered or received in evidence or in any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The parties further agree that the provisions of this section may not be waived except as herein set forth.


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12.      GOVERNING LAW

         This Agreement and the rights and obligations arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to the principles of conflicts of law.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                                    STANFORD VENTURE CAPITAL HOLDINGS, INC.



                                    By: /s/ James M. Davis
                                       ----------------------------------------
                                            Name:  James M. Davis
                                            Title: President


                                    INTERCALLNET, INC.



                                    By: /s/ George Pacinelli
                                       ----------------------------------------
                                            Name:  George Pacinelli
                                            Title: President